UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 15, 2003
                                ----------------





                               Donegal Group Inc.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      0-15341                   23-2424711
----------------------------     -----------------------    ------------------
(State or other jurisdiction     (Commission file number)    (IRS employer
 of incorporation)                                           identification no.)


       1195 River Road, Marietta, Pennsylvania                     17547
       ---------------------------------------                     -----
       (Address of principal executive offices)                  (Zip code)

         Registrant's telephone number, including area code: (888) 877-0600
                                                             --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

                  (c) Exhibits.

                  The following exhibit is filed herewith:

                  Exhibit No.                        Description

                        99.1 Press release issued by Donegal Group Inc. (the "Company") dated October 15, 2003

Item 12.          Results of Operations and Financial Condition.

         On October 15, 2003, the Company issued a press release regarding the Company's financial results for its second quarter ended September 30, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K Current Report. The information in this report shall not be deemed to be filed for purposes of
Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DONEGAL GROUP INC.


Date:   October 17, 2003                By:/s/ Ralph G. Spontak
                                        ----------------------------------------
                                        Ralph G. Spontak, Senior Vice President,
                                        Chief Financial Officer and Secretary



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                                  EXHIBIT INDEX

Exhibit
Number                     Description

    99.1 Press release dated October 15, 2003 issued by the Company.